SEACOAST COMPLETES ACQUISITIONS OF APOLLO BANCSHARES, INC. AND DRUMMOND BANKING COMPANY

Seacoast Bank Expands Presence in Miami-Dade County and Enters Ocala and Gainesville

STUART, Fla., October 7, 2022 -- Seacoast Banking Corporation of Florida (NASDAQ: SBCF) ("Seacoast" or the "Company"), the holding company for Seacoast National Bank, announced today the completion of its acquisitions of Apollo Bancshares, Inc. (“Apollo”), parent company of Apollo Bank and of Drummond Banking Company (“Drummond”), parent company of Drummond Community Bank effective October 7, 2022. The mergers of Apollo Bank and Drummond Community Bank with and into Seacoast National Bank were also effective October 7, 2022 with Seacoast National Bank being the surviving financial institution.

Under the terms of the merger agreement, Apollo shareholders received 1.006529 shares of Seacoast common stock for each share of Apollo common stock held immediately prior to the merger and Apollo option holders received options to purchase Seacoast common stock, with the number of shares underlying each such option and the applicable exercise price adjusted using the same 1.006529 exchange ratio. The minority interest holders in Apollo Bank received 1.195651 shares of Seacoast common stock for each share of Apollo Bank common stock. The resulting aggregate merger consideration paid by Seacoast was approximately $146 million.

Under the terms of the merger agreement, Drummond shareholders received 51.9561 shares of Seacoast common stock for each share of Drummond common stock held immediately prior to the merger. The resulting aggregate merger consideration paid by Seacoast was approximately $158 million.

Apollo Bank, headquartered in Miami, FL had deposits of approximately $930 million and loans of approximately $736 million as of June 30, 2022. Drummond Bank, headquartered in Chiefland, FL had deposits of approximately $919 million and loans of approximately $571 million as of June 30, 2022.
“We are excited to welcome Apollo and Drummond’s customers and employees to Seacoast. Apollo Bank is a customer-focused franchise with an outstanding reputation for service excellence and deep customer relationships in this important market. We see a great opportunity to grow our presence and expand our position in South Florida by complementing Apollo’s strengths with Seacoast’s innovation and breadth of offerings,” said Charles M. Shaffer, Seacoast's Chairman and CEO. Shaffer continued, “Drummond Community Bank has demonstrated a deep commitment to the North Florida communities it has been serving for the last 32 years. The combined franchise will continue to provide exceptional service with expanded products and services for this dynamic market.”

Transaction Details
Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast on both transactions. Keefe, Bruyette & Woods, Inc. served as financial advisor and Fenimore, Kay, Harrison & Ford, LLP served as legal counsel to Apollo and Apollo Bank. Hovde Group LLC served as financial advisor and Smith Mackinnon, PA served as legal counsel to Drummond.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $10.8 billion in assets and $9.2 billion in deposits as of June 30, 2022. Seacoast provides integrated financial services including commercial and consumer banking, wealth management, and mortgage services to customers at over 50 full-service branches across Florida, and through advanced mobile and online banking solutions. More information about the Company is available at www.SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements
Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse impact of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third-party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior (including as a result of economic factors); changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; the Company's ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the Paycheck Protection Program (“PPP”); Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses.

The risks relating to the Apollo Bancshares, Inc. and Drummond Banking Company mergers include, without limitation: the diversion of management's time on issues related to the merger; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company's annual report on Form 10-K for the year ended December 31, 2021 and quarterly report on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in the Company's SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACT:
Taylore Maxey
taylore@sachsmedia.com
(850) 702-9804